Exhibit 99.3 Fourth Quarter 2024 Financial Results and Highlights © 2025 Cognizant February 5, 2025

© 2025 Cognizant 1 Forward-looking statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which is necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the pace and magnitude of change and client needs related to generative AI, the effectiveness of our recruiting and talent efforts and related costs, labor market trends, the anticipated amount of capital to be returned to shareholders and our anticipated financial performance, matters related to the Belcan acquisition and other statements regarding matters that are not historical facts. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, our ability to successfully use AI-based technologies, the competitive marketplace for talent and its impact on employee recruitment and retention, risks related to our NextGen program and and the ultimate benefits of such program, legal, reputational and financial risks resulting from cyberattacks, changes in the regulatory environment, including with respect to immigration, trade and taxes and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

© 2025 Cognizant 2 $737M $920M Q4 '23 Q4 '24 Results Summary: Q4 2024 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. 2 Revenue from our recently completed acquisitions of Belcan and Thirdera contributed approximately 450 basis points to year-over-year growth. Revenue Increase of 6.8% Y/Y as reported, and an increase of 6.7% Y/Y in constant currency1,2 GAAP and Adjusted Operating Margin1 Cash Flow $4,758M $5,082M Q4 '23 Q4 '24 15.2% 14.8% Q4 '23 Q4 '24 16.1% 15.7% Q4 '23 Q4 '24 $659M $837M Q4 '23 Q4 '24 $1.11 $1.10 Q4 '23 Q4 '24 $1.18 $1.21 Q4 '23 Q4 '24 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1 Diluted Earnings Per Share (EPS)

© 2025 Cognizant 3 Results Summary: FY 2024 Revenue Increase of 2.0% Y/Y as reported, and an increase of 1.9% Y/Y in constant currency1,2 GAAP and Adjusted Operating Margin1 $19,353M $19,736M 2023 2024 13.9% 14.7% 2023 2024 15.1% 15.3% 2023 2024 $2,330M $2,124M 2023 2024 $2,013M $1,827M 2023 2024 $4.21 $4.51 2023 2024 $4.55 $4.75 2023 2024 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. 2 Revenue from recently completed acquisitions, including Belcan and Thirdera, contributed approximately 200 basis points to year-over-year revenue growth. Diluted Earnings Per Share (EPS) Cash Flow

© 2025 Cognizant 4 $4,812 $4,886 $4,897 $4,758 $4,760 $4,850 $5,044 $5,082 $1.11 $1.10 $1.16 $1.18 $1.12 $1.17 $1.25 $1.21 Revenue Adjusted Diluted EPS Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 $ in millions except per share amounts Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '241 Q4 '241 Revenue Y/Y (0.3%) (0.4%) 0.8% (1.7%) (1.1%) (0.7%) 3.0% 6.8% Revenue Y/Y CC 1.5% (0.1%) (0.2%) (2.4%) (1.2%) (0.5%) 2.7% 6.7% GAAP Operating Margin 14.6% 11.8% 14.0% 15.2% 14.6% 14.6% 14.6% 14.8% Adjusted Operating Margin 14.6% 14.2% 15.5% 16.1% 15.1% 15.2% 15.3% 15.7% GAAP Diluted EPS $1.14 $0.91 $1.04 $1.11 $1.10 $1.14 $1.17 $1.10 Adjusted Diluted EPS $1.11 $1.10 $1.16 $1.18 $1.12 $1.17 $1.25 $1.21 Revenue, Operating Margin and EPS 1 1 Revenue from our recently completed acquisitions of Belcan and Thirdera contributed approximately 200 basis points and 450 basis points to year-over-year growth in the third and fourth quarter of 2024, respectively.

© 2025 Cognizant 5 $3,822 $939 $321 $1,435 $811 $1,295 $1,541 Revenue Performance: Q4 2024 Products & Resources1 Communications, Media & Technology Health Sciences Financial Services North America1 Europe Rest of World Segments $ in millions Geography $ in millions +0.9% Y/Y +0.4% Y/Y CC +11.3% Y/Y and Y/Y CC +10.4% Y/Y and Y/Y CC +2.9% Y/Y +2.8% Y/Y CC +2.3% Y/Y +1.3% Y/Y CC +3.5% Y/Y +3.9% Y/Y CC +8.3% Y/Y +8.4% Y/Y CC 1 Revenue from our recently completed acquisitions of Belcan and Thirdera contributed approximately 16 percentage points to Products & Resources year-over-year growth in the fourth quarter of 2024, primarily in North America.

© 2025 Cognizant 6 (1.3%) Y/Y —% Y/Y CC $14,698 $3,759 $1,279 $5,753 $3,269 $4,782 $5,932 Revenue Performance: FY 2024 Products & Resources1 Communications, Media & Technology Health Sciences Financial Services North America1 Europe Rest of World Segments $ in millions Geography $ in millions +0.8% Y/Y +0.5% Y/Y CC +3.3% Y/Y +3.2% Y/Y CC +4.5% Y/Y and Y/Y CC (1.0%) Y/Y (1.1%) Y/Y CC (0.9%) Y/Y (2.1%) Y/Y CC +3.0% Y/Y +3.1% Y/Y CC 1 Revenue from recently completed acquisitions, including Belcan and Thirdera, contributed approximately 600 basis points to Products & Resources year-over-year growth in 2024, primarily in North America.

© 2025 Cognizant 7 $1,316 $194 $31 Health Sciences North America Europe Rest of World +10.7% Y/Y +12.8% Y/Y CC +9.0% Y/Y +8.7% Y/Y CC +10.6% Y/Y and Y/Y CC Revenue $ in millions Q1 '23 Q2 '23 Q3'23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Y/Y 2.9% 2.3% —% (2.1%) (1.2%) 1.5% 7.8% 10.4% Y/Y CC 3.5% 2.1% (0.8%) (2.7%) (1.3%) 1.7% 7.6% 10.4% $1,433 $1,440 $1,405 $1,396 $1,416 $1,461 $1,514 $1,541 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Change in Revenue $ in millions Q4 2024 Geography

© 2025 Cognizant 8 $1,011 $300 $124 Financial Services North America Europe Rest of World Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Y/Y (3.4%) (5.1%) (3.0%) (5.8%) (6.2%) (1.1%) 0.7% 2.9% Y/Y CC (1.4%) (4.8%) (4.0%) (6.6%) (6.5%) (0.8%) 0.5% 2.8% +6.0% Y/Y +6.3% Y/Y CC +4.5% Y/Y +3.5% Y/Y CC Revenue Change in Revenue $ in millions $ in millions Q4 2024 Geography +2.0% Y/Y +2.2% Y/Y CC $1,476 $1,463 $1,475 $1,395 $1,385 $1,447 $1,486 $1,435 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24

© 2025 Cognizant 9 $910 $301 $84 North America Europe Products & Resources +14.3% Y/Y +14.4% Y/Y CC +8.7% Y/Y +7.7% Y/Y CC (6.7%) Y/Y (5.4%) Y/Y CC Rest of World Revenue $ in millions Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '241 Q4 '241 Y/Y (1.1%) 3.2% 1.9% 1.3% 1.3% (4.3%) 5.0% 11.3% Y/Y CC 1.4% 3.7% 0.6% 0.3% 0.9% (4.1%) 4.6% 11.3% $1,118 $1,177 $1,170 $1,163 $1,133 $1,126 $1,228 $1,295 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Change in Revenue $ in millions Q4 2024 Geography 1 Revenue from our recently completed acquisitions of Belcan and Thirdera contributed approximately 7.5 percentage points and 16.0 percentage points to Products & Resources year-over-year growth in the third and fourth quarter of 2024, respectively, primarily in North America.

© 2025 Cognizant 10 $585 $144 $82 $785 $806 $847 $804 $826 $816 $816 $811 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Communications, Media & Technology North America Rest of World +9.3% Y/Y +8.0% Y/Y CC (18.2%) Y/Y (19.7%) Y/Y CC +5.8% Y/Y and Y/Y CC Europe Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Y/Y 1.2% (1.2%) 8.2% 2.6% 5.2% 1.2% (3.7%) 0.9% Y/Y CC 3.9% (0.4%) 7.3% 2.0% 5.7% 1.4% (4.1%) 0.4% Change in Revenue Revenue $ in millions $ in millions Q4 2024 Geography

© 2025 Cognizant 11 $26.3 $25.9 $26.2 $26.2 $27.1 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Trailing Twelve Month Bookings1 Trailing twelve month bookings of $27.1 billion increased 3% year-over-year and represented a book-to-bill of 1.4x Q4 2024 bookings increased 11% year-over-year $ in billions 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information.

© 2025 Cognizant 12 Employee Metrics 351.5 345.6 346.6 347.7 344.4 336.3 340.1 336.8 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Trailing 12-Month Voluntary Attrition - Tech Services 23.1% 19.9% 16.2% 13.8% 13.1% 13.6% 14.6% 15.9% Additional Employee Metrics Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Blended Utilization, Excluding Trainees1 84% 84% 84% 81% 82% 83% 84% 82% Utilization Headcount in thousands 1 In Q1 2024, we introduced a new metric, Blended Utilization, Excluding Trainees, which includes, among other changes, a blended calculation for onsite and offshore employees. This new metric replaces our prior utilization disclosure of Onsite and Offshore, Excluding Trainees.

© 2025 Cognizant 13 $564 $591 $600 $367 $409 $1,615 $1,422 $1,064 $605 FY 2022 FY 2023 FY 2024 Acquisitions Share Repurchases $146 $151 $150 $149 $150 $421 $1,194 $313 $133 $76 $242 $154 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Cash Flow, Balance Sheet & Capital Allocation Q1 '23 Q2 '231 Q3 '23 Q4 '23 Q1 '242 Q2 '24 Q3 '24 Q4 '24 Operating Cash Flow $729 $36 $828 $737 $95 $262 $847 $920 Free Cash Flow $631 ($32) $755 $659 $16 $183 $791 $837 Cash and Short-Term Investments $2,481 $2,095 $2,368 $2,635 $2,243 $2,205 $2,025 $2,243 Total Debt $646 $646 $647 $639 $631 $623 $1,216 $908 Annual Quarterly Dividends $ in millions $ in millions 1 The decrease in Operating Cash Flow and Free Cash Flow in Q2 2023 was primarily driven by an increase in income tax payments. In the second quarter of 2023, we made tax payments related to the mandatory capitalization of research and experimental expenditures for the 2022 tax year as well as the estimated tax payment for the six months ended June 30, 2023. 2 Q1 2024 Operating Cash Flow and Free Cash Flow include the negative impact from a previously disclosed $360 million payment made to the India tax authorities in connection with our ongoing appeal of a 2016 tax matter.

© 2025 Cognizant 14 Full-year 2025 and Q1 2025 Guidance1 1 Guidance is as of February 5, 2025 2 A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See “About Non-GAAP Financial Measures and Performance Metrics” for more information, the definition of Adjusted effective tax rate as well as a partial reconciliation to the most directly comparable GAAP financial measures at the end of this earnings supplement. Q1 2025 Guidance Revenue ~$5.0 to ~$5.1B 5.6% to 7.1% Y/Y or 6.5% to 8.0% Y/Y CC 2025 Guidance Revenue ~$20.3 to ~$20.8B 2.6% to 5.1% Y/Y or 3.5% to 6.0% Y/Y CC Adjusted Operating Margin2 15.5% to 15.7% Adjusted effective tax rate2 24% to 25% Share Count 493M Adjusted Diluted EPS2 $4.90 to $5.06

APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

© 2025 Cognizant 16 Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow, constant currency revenue growth and Adjusted effective tax rate. These non- GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measures Adjusted Operating Margin and Adjusted Income from Operations excludes unusual items, such as NextGen charges. Our non-GAAP financial measure Adjusted Diluted EPS excludes unusual items, such as NextGen charges, and net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item excluded from Adjusted Diluted EPS is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Adjusted effective tax rate reflects a tax rate commensurate with our non-GAAP Adjusted EPS. Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures, which exclude certain costs, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Performance Metrics Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for subsequent terminations, reductions or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. About Non-GAAP Financial Measures and Performance Metrics

© 2025 Cognizant 17 Reconciliations of Non-GAAP Financial Measures Please refer to page 18 of this earnings supplement for corresponding Non-GAAP notes. (in millions, except per share amounts) Three Months Ended: Full Year: Mar 31, 2023 Jun 30, 2023 Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 Dec 31, 2023 Dec 31, 2024 Guidance Full Year 2025(1) GAAP income from operations $ 702 $ 577 $ 686 $ 724 $ 695 $ 708 $ 738 $ 751 $ 2,689 $ 2,892 NextGen charges(a) — 117 72 40 23 29 33 49 229 134 Adjusted income from operations $ 702 $ 694 $ 758 $ 764 $ 718 $ 737 $ 771 $ 800 $ 2,918 $ 3,026 GAAP operating margin 14.6% 11.8% 14.0% 15.2% 14.6% 14.6% 14.6% 14.8% 13.9% 14.7 % NextGen charges(a) — 2.4 1.5 0.9 0.5 0.6 0.7 0.9 1.2 0.6 —% Adjusted operating margin 14.6% 14.2% 15.5% 16.1% 15.1% 15.2% 15.3% 15.7% 15.1% 15.3% 15.5% - 15.7% GAAP diluted earnings per share $ 1.14 $ 0.91 $ 1.04 $ 1.11 $ 1.10 $ 1.14 $ 1.17 $ 1.10 $ 4.21 $ 4.51 Effect of NextGen charges, pre-tax — 0.23 0.14 0.08 0.05 0.06 0.07 0.10 0.45 0.27 $— Effect of non-operating foreign currency exchange (gains) loss, pre-tax(b) (0.02) 0.02 — — (0.01) — 0.02 0.04 — 0.04 (b) Tax effect of above adjustments(c) (0.01) (0.06) (0.02) (0.01) (0.02) (0.03) (0.01) (0.03) (0.11) (0.07) (b) Adjusted diluted earnings per share $ 1.11 $ 1.10 $ 1.16 $ 1.18 $ 1.12 $ 1.17 $ 1.25 $ 1.21 $ 4.55 $ 4.75 $4.90 - $5.06 (1) A full reconciliation of Adjusted Operating Margin and Adjusted Diluted Earnings Per Share guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses and the tax effects of these adjustments, and such adjustments may be significant.

© 2025 Cognizant 18 Reconciliations of Non-GAAP Financial Measures Notes: (a) NextGen charges for the three months ended December 31, 2024 include $30 million of employee separation costs, $7 million of facility exit costs and $12 million of third party and other costs. NextGen charges for the year ended December 31, 2024 include $85 million of employee separation costs, $36 million of facility exit costs and $13 million of third party and other costs, bringing total charges of the program since inception to $363 million. The program concluded on December 31, 2024. The total costs related to the NextGen program are reported in "Restructuring charges" in our unaudited consolidated statements of operations (b) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 2023 2024 FY Three months ended: Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 2023 2024 Non-GAAP income tax benefit (expense) related to: NextGen charges $ — $ 31 $ 18 $ 10 $ 5 $ 8 $ 8 $ 13 $ 59 $ 34 Tax impact of foreign currency exchange gain and losses 5 — (7) (4) (1) 1 (3) (1) (6) (4) (c) Presented below are the tax impacts of our non-GAAP adjustments to pre-tax income: The effective tax rate related to non-operating foreign currency exchange gains and losses varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions. As such, the income tax effect of non-operating foreign currency exchange gains and losses shown in the above table may not appear proportionate to the net pre-tax foreign currency exchange gains and losses reported in our unaudited consolidated statements of operations.

© 2025 Cognizant 19 Reconciliations of Non-GAAP Financial Measures Reconciliation of free cash flow Three Months Ended Full Year (in millions) Mar 31, 2023 Jun 30, 2023 Sep 30, 2023 Dec 31, 2023 Mar 31, 2024 Jun 30, 2024 Sep 30, 2024 Dec 31, 2024 2023 2024 Net cash provided by operating activities $ 729 $ 36 $ 828 $ 737 $ 95 $ 262 $ 847 $ 920 $ 2,330 $ 2,124 Purchases of property and equipment (98) (68) (73) (78) (79) (79) (56) (83) (317) (297) Free cash flow $ 631 $ (32) $ 755 $ 659 $ 16 $ 183 $ 791 $ 837 $ 2,013 $ 1,827 Adjusted Effective Tax Rate Reconciliation FY 2024 Guidance FY 2025 GAAP effective tax rate 24.3 % Effect of non-operating foreign currency exchange (gains) losses (b) (0.3) (b) Effect of NextGen charges (a) — — Adjusted effective tax rate 24.0% 24% - 25% The notes referenced in the above table are located on page 18. Net Interest FY 2024 Guidance FY 2025 Interest income $119 ~$115 Interest expense (54) (~50) Net Interest Income $65 ~